UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2008 SPHERION CORPORATION

(Exact Name of Registrant as Specified in Its Charter) Delaware (State or Other Jurisdiction of Incorporation)

1-11997	36-3536544
(Commission File Number)	(I.R.S. Employer Identification No.)

2050 Spectrum Boulevard
Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

(954) 308-7600 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing  obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2008, Spherion Corporation (the “Company”) named Loretta A. Penn President of Staffing Services, in addition to her position as Senior Vice President of the Company. Ms. Penn previously served as Chief Service Excellence Officer of the Company. Ms. Penn will be reporting directly to William J. Grubbs, Executive Vice President and Chief Operating Officer of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION

Date: December 16, 2008	By: /s/ Roy G. Krause
Roy G. Krause
President & Chief Executive
Officer

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